UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2025

BEELINE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 Valley Street, Suite 225

Providence, RI 02909

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (458) 800-9154

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	BLNE	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On June 26, 2025, Beeline Holdings, Inc. (the “Company”) amended $986,333 of its remaining outstanding senior secured notes due August 14, 2025 (the “Notes”) by making them convertible into shares of the Company’s common stock at a conversion price of $1.32 per share, subject to a beneficial ownership limitation of 4.99%.

From June 26, 2025 through June 30, 2025 the holders of the Notes converted $986,333 of their Notes into 747,222 shares of common stock. On June 30, 2025, the Company repaid the remaining $348,333 of outstanding principal of Notes (after giving effect to the conversions described above).

Item 1.02 Termination of a Material Definitive Agreement

The information contained in Item 1.01 is incorporated herein by reference. As a result of the transactions described above, the Notes are no longer outstanding and the Company’s obligations thereunder have been satisfied.

Item 3.02, Unregistered Sale of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information contained in Items 1.01 and 8.01 is hereby incorporated by reference into this Item 3.02. To the extent that the sales were deemed to be unregistered, the conversions and issuances of common stock described in Item 1.01 were exempt from registration under Section 3(a)(9) of the Securities Act of 1933, and the transactions described under Item 8.01 were exempt from registration under Section 4(a)(2) of the Securities Act of 1933 having been sold one accredited investor which had a pre-existing relationship with the Company and acquired the shares for investment.

Item 8.01, Other Events

From June 25, 2025 through June 30, 2025, the Company sold a total of 2,264,116 shares of common stock for total gross proceeds of $2,587,533 under that certain Amended and Restated Common Stock Purchase Agreement and related Amended and Restated Registration Rights Agreement dated March 7, 2025, (collectively, the “Agreement”), which Agreement was previously disclosed on the Company’s Current Report on Form 8-K filed on March 10, 2025. The sales were made pursuant to the Company’s registration statement on Form S-3 (File No 333-284723) and prospectus supplements filed thereunder dated March 26, 2025 and March 27, 2025.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2025

BEELINE HOLDINGS, INC.

By:	/s/ Nicholas R. Liuzza, Jr.
Nicholas R. Liuzza, Jr.
Chief Executive Officer